UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2010
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Delaware	1-2960	72-1123385
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)
2700 Research Forest Drive, Suite 100
The Woodlands, TX 77381
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (281) 362-6800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.	Regulation FD Disclosure.
     On September 27, 2010, Newpark Resources, Inc. (the “Company”) issued a press release announcing a registered public offering by the Company of $150,000,000 aggregate principal amount of convertible senior notes due 2017 pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated September 27, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWPARK RESOURCES, INC.

Date: September 27, 2010	/s/ James E. Braun James E. Braun
Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated September 27, 2010.